SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 Form 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 1,  2002
                                                       ----------------
                                 WesBanco, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      West Virginia                     0-8467                55-0571723
-----------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)         Identification No.)


           1 Bank Plaza, Wheeling, WV                      26003
      -------------------------------------------------------------
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (304) 234-9000
                                                    ----------------

Former name or former address, if changed since last report  Not Applicable
                                                            ----------------




Item 2. Acquisition or Disposition of Assets

     On March 1, 2002, WesBanco, Inc. completed the acquisition of American Bancorporation and the merger of American's affiliate, Wheeling National
Bank, with and into WesBanco's affiliate, WesBanco Bank, Inc.   American
Bancorporation is a bank holding company headquartered in Wheeling, West Virginia, that provides through its subsidiaries commercial and mortgage banking services to customers in central and eastern Ohio, southwestern Pennsylvania and northern West Virginia. The acquisition, which was accounted for as a purchase transaction, was affected through an exchange of stock, whereby American shareholders received 1.1 shares of WesBanco common stock for each share of American's common stock held by them. The information set forth in Wesbanco's press release dated March 1, 2002 (a copy of which is filed as an exhibit to this Current Report on Form 8-K) is incorporated herein by reference. The acquisition is more fully described in the Registrant's Form S-4/A (Registration Statement No. 333-74814) filed with the Securities and Exchange Commission on January 14, 2002.

Item 7. Financial Statements and Exhibits

          (a) Financial statements of businesses acquired.

                 The financial statements required by Item 7(a) of Form 8-K are not included in this report. The Registrant will provide the financial statements by an amendment to this report, which will be filed with the Securities and Exchange Commission, as soon as practicable but no later than May 15, 2002.

          (b) Pro forma financial information.

                 The pro forma financial information required by
                 Item 7(b) of Form 8-K is not included in this report. The Registrant will provide the pro forma financial information required in an amendment to this report, which will be filed with the Securities and Exchange Commission, as soon as practicable but no later than May 15, 2002.

          (c) Exhibits.

              2.1 Agreement and Plan of Merger dated as of February 22, 2001 among Wesbanco, Inc., American Bancorporation,
                      AB Corporation and Wesbanco Bank, Inc. (incorporated by reference to Annex A to the Proxy Statement contained in the Registration Statement on Form S-4/A (Amendment No. 1) (Registration No. 333-74814) filed with Securities and Exchange Commission on January 14, 2002).

              2.2 First Amendment to Agreement and Plan of Merger dated as of November 5, 2001 among Wesbanco, Inc., American Bancorporation, AB Corporation and Wesbanco Bank, Inc. (incorporated by reference to Annex B to the Proxy Statement contained in the Registration Statement on Form S-4/A (Amendment No. 1) (Registration No. 333-74814) filed with Securities and Exchange Commission on January 14, 2002).

              99 Press release dated March 1, 2002, announcing that WesBanco, Inc. consummated its merger with American Bancorporation.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WesBanco, Inc.
                                         --------------
                                         (Registrant)


March 15, 2002                           /s/ Paul M. Limber
--------------                           -------------------
    Date                                 Paul M. Limbert
                                         President & Chief Executive Officer